UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 9, 2004

Reading International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

550 S. Hope Street, Suite 1825, Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Item 12. Regulation FD Disclosure
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(c)	The following exhibits are included with this report:

99.1.	Reading International, Inc. earnings press release dated August 9, 2004.

Item 12. Regulation FD Disclosure.

     On August 9, 2004 Reading International, Inc. issued a press release announcing its consolidated financial results for the second quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. The press release is being furnished pursuant to Item 12 of Form 8-K as directed by the Commission in Release No. 34-47583.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: August 9, 2004	By:	/s/ Andrzej Matyczynski

	Name:	Andrzej Matyczynski
	Title:	Chief Financial Officer